Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated October 9, 2024
to the

ActivePassive Core Bond ETF
ActivePassive Intermediate Municipal Bond ETF
ActivePassive International Equity ETF
ActivePassive U.S. Equity ETF
(each, a “Fund,” and collectively, the “Funds”)

Statement of Additional Information (“SAI”)
dated December 29, 2023

This supplement makes the following amendments to disclosures in the SAI for the Funds dated December 29, 2023.

Effective August 30, 2024, the sub-advisory agreement between AllianceBernstein L.P. (“AllianceBerstein”) and the ActivePassive International Equity ETF’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”), has been terminated. Accordingly, all references to AllianceBerstein in the Prospectus and Summary Prospectus are hereby removed. In addition, all references to Dev Chakrabarti as portfolio manager of the ActivePassive International Equity ETF in the SAI are hereby removed.

Also effective August 30, 2024, Lazard Asset Management LLC (“Lazard”) has been added as a sub-adviser to the ActivePassive International Equity ETF, and The London Company of Virginia, LLC (“London Co.”) has been added as a sub-adviser to the ActivePassive U.S. Equity ETF.

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on August 15, 2024, the Board approved a sub-advisory agreement between the Adviser and Lazard, and a sub-advisory agreement between the Adviser and London Co. in accordance with an exemptive order granted to the Funds by the U.S. Securities and Exchange Commission (the “SEC”) effective as of September 26, 2007. In accordance with the exemptive order, additional information about Lazard and London Co. will be included in separate information statements that are filed with the SEC within 90 days of August 30, 2024.

The following disclosures in the SAI are hereby revised to read as follows:

Page 31 – “Management of the Funds – Investment Sub-Advisers”

Causeway Capital Management LLC (“Causeway”), GW&K Investment Management, LLC (“GW&K”), Lazard Asset Management LLC (“Lazard”), Neuberger Berman Investment Advisers LLC (“NBIA”), Sage Advisory Services, Ltd. Co. (“Sage Advisory”), and The London Company of Virginia, LLC (“London Co.”) each serve as a sub-adviser to the applicable Fund (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). It is the Adviser’s responsibility to select sub-advisers for the Funds that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with each

Fund’s investment objectives and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Funds initial shareholders. Within 90 days of retaining a new sub-adviser, shareholders of the Funds will receive notification of the change.

The Adviser pays the Sub-Advisers on a monthly basis, an annual fee of the net assets of the Fund allocated to that Sub-Adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. In determining the compensation structure for sub-advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the sub-adviser; (ii) the current market rate; (iii) the sub-adviser’s standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund. The Funds are not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator or the Funds’ transfer agent. Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of each Fund’s portfolios that they manage, subject to the Fund’s investment objective, policies and limitations. Each Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The table below lists the Sub-Advisers of the Funds. Information regarding each Sub-Adviser and the biographies of their Portfolio Manager(s) are set forth in the prospectus.

Fund	Sub-Adviser
Core Bond ETF	Neuberger Berman Investment Advisers, LLC
Sage Advisory Services, Ltd. Co.
Intermediate Municipal Bond ETF	GW&K Investment Management, LLC
International Equity ETF	Causeway Capital Management LLC
Lazard Asset Management LLC
U.S. Equity ETF	The London Company of Virginia, LLC

Page 32 – “Management of the Funds – Control Persons of the Sub-Advisers”

Per the manager of managers exemptive relief, these figures may be aggregated by Fund, individual sub-

advisers do not need to be shown separately.

Neuberger Berman Investment Advisers LLC an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato and Brad Tank. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.

Sage Advisory Services, Ltd. Co. a Texas limited liability company, manages a portion of the Core Bond ETF’s assets. Sage is located at 5900 Southwest Parkway, Building 1, Suite 100, Austin, Texas 78735-6202. Sage is a registered investment adviser. Robert G. Smith, the President and Chief Investment Officer of Sage Advisory, is deemed a “control person” of Sage Advisory due to his ownership of the outstanding equity interests of Sage Advisory.

GW&K Investment Management, LLC a Delaware limited liability company, manages a portion of the Intermediate Municipal Bond ETF’s assets. GW&K is located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts, 02116. GW&K is a registered investment adviser. Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in GW&K. The remaining interest is held by members of GW&K’s management team.

Causeway Capital Management LLC a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025. Causeway is a registered investment adviser. Causeway is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah Ketterer and Harry Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Lazard Asset Management LLC a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. Lazard is a wholly-owned subsidiary of Lazard, Inc. Lazard is located at 30 Rockefeller Plaza, New York, NY, 10112. Lazard is a registered investment adviser. Nathan A. Paul, the Chief Operating Officer of Lazard, is deemed a “control person” due to his ownership of the outstanding equity interests of Lazard.

The London Company of Virginia a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. London Company is located at 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. London Company is a registered investment adviser. Stephen M. Goddard, the Founder, Chairman and Chief Investment Officer, Jonathan T. Moody, Principal and Portfolio Manager, and Andrew J. Wetzel, Principal and Chief Compliance Officer of London Company, are each deemed a “control person” due to their ownership of the outstanding equity interests of London Company.

The following information is hereby added to the table under the section titled “Management of the Funds – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” beginning on page 33:

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts(1)
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

International Equity ETF
Louis Florentin Lee(2) (Lazard)	10	$132,574.3	20	$4,593.4	106	$9,763.2
Barnaby Wilson(2) (Lazard)	6	$1,711.6	19	$4,427.3	42	$4,139.7
Robert Failla(2) (Lazard)	3	$1,564.5	5	$392.9	6	$177.1

U.S. Equity ETF
J. Brian Campbell(2) (London Co.)	5	$7,963	0	$0	592	$8,465
Stephen M. Goddard(2) (London Co.)	5	$7,963	0	$0	592	$8,465
Samuel D. Hutchings(2) (London Co.)	5	$7,963	0	$0	592	$8,465
(1)A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.
(2)Assets and amounts are as of August 30, 2024.

The following information is hereby added to the table under the section titled “Management of the Funds – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” for the portfolio managers that manage accounts with performance-based advisory fees beginning on page 35:

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Louis Florentin Lee(1) (Lazard)	2	$22,113.5	0	$0.0	2	$149.6
Barnaby Wilson(1) (Lazard)	0	$0	0	$0	2	$149.6
(1)Assets and amounts are as of August 30, 2024.

The following information is hereby added under the section titled “Management of the Funds – Portfolio Managers – Material Conflicts of Interest” beginning on page 36:

Lazard Asset Management LLC
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Lazard’s management of a Portfolio and Similar Accounts, including the following:

1.Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Lazard may be perceived as causing accounts it manages to participate in an offering to increase the Lazard’s overall allocation of securities in that offering, or to increase the Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Lazard. Although the Lazard does not track each individual portfolio manager’s time dedicated to each account, the Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4.Generally, the Lazard and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5.Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Lazard sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8.Under the Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Lazard will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Lazard may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Lazard’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

The London Company of Virginia, LLC
Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

The following information is hereby added under the section titled “Management of the Funds – Portfolio Managers – Portfolio Managers’ Compensation” beginning on page 40:

Lazard Asset Management LLC
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or Other Accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

The London Company of Virginia, LLC
Portfolio managers are compensated through salary and bonus. In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance. They also have a potential for ownership after a reasonable tenure with the firm.

The following information is hereby added to the table under the section titled “Management of the Funds – Portfolio Managers – Portfolio Managers’ Ownership of the Funds” on pages 43-44:

As of the date of this Supplement, the Portfolio managers from Lazard and London Co. did not own any shares of the Funds.

Please retain this Supplement with your SAI for future reference.